UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2022 (June 24, 2022)

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 N St NW, Washington, DC	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-295-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2022, the board of directors (the “Board”) of Cogent Communications Holdings, Inc. (the “Company”) appointed Ms. Eve Howard to serve as a director of the Company, effective July 1, 2022.

Eve Howard, age 59, is an attorney and partner at Hogan Lovells, specializing in capital markets, financing and other corporate strategic transactions for more than 30 years in private practice. Ms. Howard regularly provides advice to senior management teams and corporate boards of directors on their corporate and finance activities, environmental, social and governance policies and practices, and securities matters. She has served as the global head of the capital markets practice of Hogan Lovells since July 2020, and prior to that served on the global executive management committee of the firm from 2016-2020. In her management role, Ms. Howard worked closely with teams throughout the Americas, Europe and Asia to expand the business, set policies, manage risk and streamline operations. Ms. Howard is a graduate of Duke Law School, where she currently serves on the Board of Visitors, and Dartmouth College. Ms. Howard serves on the Board of Reading Partners DC, a nonprofit aimed at building literacy skills in qualifying Washington, D.C. public elementary schools.

As a result of her appointment to the Board, Ms. Howard will be entitled to participate in the Company’s non-employee director compensation program. Pursuant to this program, for 2022, as compensation for director services, each director will annually receive $375,000 in the Company’s common stock, to be provided on a quarterly basis with each quarterly installment determined by dividing $375,000 by the average closing price of the Company’s common stock for the prior quarter and dividing the resulting number of shares by 4. Each director also receives $1,000 cash per in-person Board meeting, and reimbursement of travel expenses. Ms. Howard’s compensation for service as a non-employee director will be prorated to reflect the time she serves on the Board during 2022.

There was no arrangement or understanding pursuant to which Ms. Howard was appointed as a director. There are no related party transactions between Ms. Howard and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

June 27, 2022	By:	/s/ David Schaeffer
Name: David Schaeffer
Title: President and Chief Executive Officer